S000016933 [Member] Investment Strategy - ClearBridge Variable Growth Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]
The fund invests primarily in common stocks of companies the portfolio managers believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium capitalization companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets (at the time of investment) in equity securities of foreign issuers.